Exhibit 32

CERTIFICATION PURSUANT TO RULE 13a-14(b)

AND 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The First of Long Island Corporation (“Corporation”) on Form 10-Q for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on May 10, 2017 (“Report”), we, Michael N. Vittorio, President and Chief Executive Officer of the Corporation and Mark D. Curtis, Senior Executive Vice President, Chief Financial Officer and Treasurer of the Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)     The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 10, 2017

By /s/ MICHAEL N. VITTORIO

MICHAEL N. VITTORIO

PRESIDENT & CHIEF EXECUTIVE OFFICER

(principal executive officer)

By /s/ MARK D. CURTIS

MARK D. CURTIS

SENIOR Executive Vice President, Chief

Financial Officer & Treasurer

(principal financial officer)